QuickLinks -- Click here to rapidly navigate through this document

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

            June 20, 2005
Date of Report (Date of earliest event reported)

HYPERSPACE COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
8480 East Orchard Road, Suite 6600, Greenwood Village, CO 801111 (Address of principal executive offices) (Zip Code)
(303) 566-6500 (Registrant's telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

        ☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

        HyperSpace Communications Files Definitive Proxy; Company Recommends Shareholders Vote FOR Proposal to Merge With GTG PC Holdings LLC, the Parent Company of MPC Computers, LLC; Additional Proposals Include Amendment of Articles of Incorporation, Amendment of 2004 Equity Incentive Plan, and Election of Two Directors. On June 20, 2005, HyperSpace Communications, Inc. issued a press release announcing that on June 17, 2005, it filed a definitive proxy statement with the Securities and Exchange Commission for the upcoming annual shareholders' meeting. A copy of the press release issued by HyperSpace Communications, Inc. regarding the filing of a definitive proxy statement with the Securities and Exchange Commission for the upcoming annual shareholders' meeting is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

  99.1
  Press release issued by HyperSpace Communications, Inc. dated June 20, 2005.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HyperSpace Communications, Inc.
Dated: June 20, 2005	By:	/s/ MARK POUGNET Mark Pougnet Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release issued by HyperSpace Communications, Inc. dated June 20, 2005.

QuickLinks

  Item 8.01. Other Events.
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX